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                                                                   EXHIBIT 10.32

                         INTERCOMPANY LICENSE AGREEMENT

         This Intercompany License Agreement ("Agreement") by and among Dex Media, Inc., a Delaware corporation ("Dex Media"), Dex Media East LLC, a Delaware limited liability company ("East") (f/k/a SGN LLC) and Dex Media West LLC, a Delaware limited liability company ("West") (f/k/a GPP LLC), is effective as of September 9, 2003 (the "Effective Date"). Each of the signatories hereto is individually a "Party" and collectively the "Parties".

                                    RECITALS

         WHEREAS, Qwest Communications International Inc., a Delaware corporation ("Qwest"), Qwest Services Corporation, a Colorado corporation ("QSC"), Qwest Dex, Inc., a Colorado corporation ("Qwest Dex") and Dex Holdings LLC, a Delaware limited liability company ("Buyer") have entered into that certain Purchase Agreement (the "LLC Purchase Agreement") dated as of August 19, 2002 pursuant to which Buyer and its designee purchased, on November 8, 2002, all of the outstanding limited liability company interests of East (the "First Closing");

         WHEREAS, In connection with the LLC Purchase Agreement, Qwest, QSC, Qwest Dex, and Buyer entered into that certain Purchase Agreement, dated of even date therewith (the "LLC II Purchase Agreement"), pursuant to which Qwest has agreed, subject to the terms and conditions set forth therein, to: (i) contribute certain of its assets and liabilities to West; and (ii) sell all of the outstanding limited liability company interests of West to Buyer following such contribution (the "Second Closing");

         WHEREAS, pursuant to the LLC Purchase Agreement, the LLC II Purchase Agreement, and the Exhibits attached thereto, East and West, and their respective Affiliates, successors and assigns were granted certain rights to specified intellectual property assets; and

         WHEREAS, these specified intellectual property assets were assigned to Dex Media, as the parent entity of both East and West, pursuant to an Intellectual Property Contribution Agreement entered into by Qwest, Qwest Dex, Buyer and Dex Media, dated as of November 8, 2002 (the "IP Contribution Agreement"); and

         WHEREAS, Dex Media currently holds such intellectual property rights and wishes, on the terms and conditions contained herein, to license certain of such rights to East, and certain of such rights to West.

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants, conditions, representations, warranties and other terms set forth in this Agreement, the Parties agree as follows:

1. DEFINITIONS

         1.1 "Additional IP" shall have the meaning set forth in the IP Contribution Agreement.

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         1.2      "Affiliate" of a Party shall mean an entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Party. The term "control" (including, with correlative meanings, terms "controlled by" and "under common control with") means the possession of the power to direct the management and policies of such entity through ownership of fifty percent (50%) or more of the voting power or economic interests in the referenced entity. An entity shall be deemed an Affiliate only for so long as such control exists.

         1.3 "Agreement" shall have the meaning set forth in the introductory paragraph hereof.

         1.4 "Ancillary Products" shall have the meaning set forth in the IP Contribution Agreement.

         1.5      "Buyer" shall have the meaning set forth in the Recitals.

         1.6 "Confidential Information" shall mean any and all (a) Enterprise IP of Qwest; (b) Enterprise IP of Dex; and (c) other technology, information and materials related to research, products, services, hardware or software, inventions, processes, designs, drawings, engineering or other technology which is supplied or licensed by the such Party or one of its Affiliates (the "Disclosing Party") to another Party (the "Receiving Party") and which is designated in writing as proprietary or confidential (or with a similar designation) or, if disclosed orally, by demonstration or in other intangible form, is designated as confidential or proprietary at the time of disclosure. Furthermore, East shall treat any West Region Customer Information licensed to it pursuant to Section 2.2 below as Confidential Information , and West shall treat any East Region Customer Information licensed to it pursuant to Section
3.2 below as Confidential Information. Notwithstanding the foregoing, Confidential Information shall not include information or material which (i) is or becomes available to the relevant public other than as a result of a wrongful act or omission by the Receiving Party, (ii) was available to the Receiving Party (from a source that the Receiving Party does not know or have reason to know owes a duty of confidentiality to one or more of the Disclosing Parties or their Affiliates with respect to such information or material) prior to its receipt from a Disclosing Party or its Affiliate, (iii) becomes available to the Receiving Party from a party that the Receiving Party does not know or have a reason to know is bound by a confidentiality agreement with the Disclosing Party or an Affiliate with respect to such information or material, or (iv) was independently developed by the Receiving Party.

         1.7 "Co-Used East Region Copyrights and Information" shall mean elements of the East Region Copyrights and East Region Customer Information to the extent used in the operation of the business of West in the West Region as of the Effective Date, but excludes compilation copyrights to the extent relating to the whole or substantial portions of (a) the telephone directories included in the East Region Copyrights, and (b) the databases included in the East Region Customer Information.

         1.8 "Co-Used West Region Copyrights and Information" shall mean elements of the West Region Copyrights and West Region Customer Information to the extent

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used in the operation of the business of East in the East Region as of the
Effective Date, but excludes compilation copyrights to the extent relating to the whole or substantial portions of (a) the telephone directories included in the West Region Copyrights, and (b) the databases included in the West Region Customer Information.

         1.9 "Dex Domain Names" shall have the meaning specified in the IP Contribution Agreement. The Dex Domain Names are set forth in Exhibit A.

         1.10 "Dex Marks" shall have the meaning specified in the IP Contribution Agreement; provided that Dex Marks shall also include any trademarks, service marks and tradenames that constitute Additional IP, and that were transferred to Dex Media at Second Closing. The Dex Marks are set forth in Exhibit B.

         1.11 "Dex Media" shall have the meaning set forth in the introductory paragraph hereof.

         1.12 "Dex Patents" shall have the meaning specified in the IP Contribution Agreement; provided that Dex Patents shall also include any patents and patent applications that constitute Additional IP, and that were transferred to Dex Media at Second Closing. The Dex Patents are set forth in Exhibit C.

         1.13 "Directory Products" shall have the meaning set forth in the IP Contribution Agreement.

         1.14     "Disclosing Party" shall have the meaning set forth in Section
1.7.

         1.15 "Domain Name Lease Term" shall have the meaning set forth in the IP Contribution Agreement.

         1.16 "East" shall have the meaning set forth in the introductory paragraph hereof.

         1.17 "East Collateral Agent" shall mean the Collateral Agent as defined in the East Guarantee and Collateral Agreement.

         1.18 "East Guarantee and Collateral Agreement" shall mean the Guarantee and Collateral Agreement, dated as of November 8, 2002, among Dex Media East, Inc., East, each of the other subsidiaries of Dex Media East, Inc. identified therein and JPMorgan Chase Bank, as Collateral Agent, as such agreement may be amended, modified, supplemented or amended and restated from time to time.

         1.19     "East Region" shall mean the territory comprised of the seven
(7) states of Colorado, Iowa, Minnesota, Nebraska, New Mexico, North Dakota and South Dakota and the metropolitan statistical area of El Paso, Texas. "East Region" also includes the specific Service Areas within the West Region where East has the Publishing Obligation.

         1.20 "East Region Copyrights" shall mean Publisher Region Copyrights, as such term is defined in the IP Contribution Agreement.

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         1.21     "East Region Customer Information" shall mean Publisher Region
Customer Information, as such term is defined in the IP Contribution Agreement.

         1.22 "East Secured Parties" shall mean the Secured Parties as defined in the East Guarantee and Collateral Agreement.

         1.23 "Effective Date" shall have the meaning set forth in the introductory paragraph hereof.

         1.24 "Enterprise IP" shall have the meaning set forth in the IP Contribution Agreement.

         1.25 "Enterprise IP of Dex" shall mean the Enterprise IP assigned to Dex Media pursuant to Sections 2.1.2 and 2.1.3 of the IP Contribution Agreement.

         1.26 "Enterprise IP of Qwest" shall mean the Enterprise IP licensed to Dex Media pursuant to Sections 2.2.1 and 2.2.2 of the IP Contribution Agreement.

         1.27 "First Closing" shall have the meaning set forth in the Recitals.

         1.28 "Governmental Entity" shall mean any government, or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether Federal, state, or local, domestic or foreign.

         1.29 "IP Contribution Agreement" shall have the meaning set forth in the Recitals.

         1.30 "Licensed Products" shall have the meaning set forth in the IP Contribution Agreement.

         1.31 "LLC Purchase Agreement" shall have the meaning set forth in the Recitals.

         1.32 "LLC II Purchase Agreement" shall have the meaning set forth in the Recitals.

         1.33 "Party" and "Parties" shall have the meanings set forth in the introductory paragraph hereof.

         1.34 "Person" means an association, a corporation, an individual, a partnership, a limited liability company, a trust or any other entity or organization, including a Governmental Entity.

         1.35 "Professional Services Agreement" shall mean the Professional Services Agreement by and between East and Qwest Dex, effective as of November 8, 2002.

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         1.36     "Publisher Websites" shall have the meaning set forth in the
IP Contribution Agreement.

         1.37 "Publishing Agreement" shall mean the Publishing Agreement for Official Listings/Directories by and between East, West, Buyer, and Qwest Corporation, dated November 8, 2002.

         1.38 "Publishing Obligation" shall have the meaning set forth in the Publishing Agreement.

         1.39     "QSC" shall have the meaning set forth in the Recitals.

         1.40     "Qwest" shall have the meaning set forth in the Recitals.

         1.41     "Qwest Dex" shall have the meaning set forth in the Recitals.

         1.42 "Qwest Entities" shall have the meaning set forth in the IP Contribution Agreement.

         1.43 "Qwest Licensed Patents" shall mean Licensed Patents, as such term is defined in the IP Contribution Agreement. The Qwest Licensed Patents are set forth on Exhibit D.

         1.44     "Receiving Party" shall have the meaning set forth in Section
1.7.

         1.45 "Second Closing" shall have the meaning set forth in the Recitals.

         1.46 "Service Area(s)" shall have the meaning set forth in the Publishing Agreement.

         1.47 "Shared Services and Employees Agreement" shall mean the Shared Services and Employees Agreement by and among Dex Media, East, and West, dated September 9, 2003.

         1.48     "Tax Structure" shall have the meaning set forth in Section
5.3.1.

         1.49     "Tax Treatment" shall have the meaning set forth in Section
5.3.1.

         1.50     "Transaction" shall have the meaning set forth in Section
5.3.2.

         1.51 "Voice Portal Directory" shall have the meaning set forth in the IP Contribution Agreement.

         1.52 "West" shall have the meaning set forth in the introductory paragraph hereof.

         1.53 "West Collateral Agent" shall mean the Collateral Agent as defined in the West Guarantee and Collateral Agreement.

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         1.54     "West Guarantee and Collateral Agreement" shall mean the
Guarantee and Collateral Agreement, dated as of September 9, 2003, among Dex Media West, Inc., West, each of the subsidiaries of Dex Media West, Inc. identified therein and JPMorgan Chase Bank, as Collateral Agent, as such agreement may be amended, modified, supplemented or amended and restated from time to time.

         1.55     "West Region" shall mean the territory comprised of the seven
(7) states of Arizona, Idaho, Montana, Oregon, Utah, Washington and Wyoming. "West Region" also includes the specific Service Areas within the East Region where West has the Publishing Obligation.

         1.56 "West Region Copyrights" shall mean Qwest Territory Copyrights, as such term is defined in the IP Contribution Agreement.

         1.57 "West Region Customer Information" shall mean Qwest Territory Customer Information, as such term is defined in the IP Contribution Agreement.

         1.58 "West Secured Parties" shall mean the Secured Parties as defined in the West Guarantee and Collateral Agreement.

2. LICENSES TO EAST

         2.1 East Region Copyrights and East Region Customer Information. Dex Media hereby grants to East an exclusive (subject to the license granted to the Qwest Entities pursuant to the IP Contribution Agreement, and subject to the license granted herein to West in the Co-Used East Region Copyrights and Information), perpetual, irrevocable, non-transferable (except as provided in
Section 7.6), fully paid up, worldwide (with the exception of the West Region) right and license to use, reproduce, distribute, transmit, prepare derivate works of, and otherwise exploit the East Region Copyrights and East Region Customer Information, with the right to sublicense such rights in the ordinary course of business.

         2.2 Co-Used West Region Copyrights and Information. Dex Media hereby grants to East a non-exclusive, perpetual, irrevocable, non-transferable (except as provided in Section 7.6), fully paid up, worldwide (with the exception of the West Region) right and license to use, reproduce, distribute, transmit, prepare derivate works of, and otherwise exploit the Co-Used West Region Copyrights and Information, with the right to sublicense such rights in the ordinary course of business. Notwithstanding the foregoing, East may only disclose Confidential Information included in such Co-Used West Region Copyrights and Information if such disclosure is made in accordance with the confidentiality obligations set forth in this Agreement.

         2.3 Dex Marks. Dex Media hereby grants to East a non-exclusive, perpetual, irrevocable, non-transferable (except as provided in Section 7.6), fully paid up, worldwide (with the exception of the West Region) right and license to use the Dex Marks in connection with the marketing and provision of goods and services, with the right to sublicense such rights in the ordinary course of business. Neither East nor any of its sublicensees will obtain any right, title or interest in the Dex Marks by virtue of their

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use of the Dex Marks. Any goodwill that is created through the use of the Dex
Marks by East or any of its sublicensees will inure solely to the benefit of Dex Media. All uses of the Dex Marks by East or any of its sublicensees will be: (i) in accordance with Dex Media's then-current trademark usage policies, and (ii) subject to inspection and monitoring by Dex Media to ensure that such uses are in accordance with such policies. At Dex Media's request, East shall promptly make, and shall require its sublicensees to promptly make, any changes with regard to usage of the Dex Marks as Dex Media deems appropriate. Any such changes shall be made by East and any of its sublicensees at their sole expense.

         2.4 Dex Domain Names. Dex Media hereby grants to East an exclusive, irrevocable, non-transferable (except as provided in Section 7.6), fully paid up right and license to use the Dex Domain Names in connection with the management and operation of web sites on behalf of both East and West in accordance with the Shared Services and Employees Agreement, but only for so long as East continues to manage and operate such web sites on behalf of both itself and West.

         2.5 Dex Patents. Dex Media hereby grants to East a non-exclusive, irrevocable, perpetual, non-transferable (except as provided in Section 7.6), fully paid up, worldwide (with the exception of the West Region) right and license under the Dex Patents, to make, have made, use, import, export, distribute, offer for sale, sell, and otherwise transfer products, and to otherwise exploit the Dex Patents, with the right to sublicense such rights in the ordinary course of business.

         2.6 Enterprise IP of Dex. Dex Media hereby grants to East a non-exclusive, irrevocable, perpetual, non-transferable (except as provided in Section 7.6), fully paid up, worldwide (with the exception of the West Region) right and license to use and exploit all rights of Dex Media in and to the Enterprise IP of Dex. The rights and licenses set forth in this Section 2.6 include the right of East to disclose the Confidential Information included in such Enterprise IP of Dex, provided that such disclosure is in accordance with the confidentiality obligations set forth in this Agreement.

         2.7 Enterprise IP of Qwest. Subject to the terms and conditions of the IP Contribution Agreement, which East acknowledges and agrees are enforceable against it directly by the Qwest Entities, Dex Media hereby grants to East a nonexclusive, perpetual, royalty-free, worldwide (with the exception of the West Region) right and license to use and exploit all rights licensed by Dex Media from the Qwest Entities in and to the Enterprise IP of Qwest solely in connection with (a) the Publisher Websites, and (b) the development, preparation, reproduction, sale, marketing and other distribution, and other use and exploitation of Licensed Products. The rights and licenses set forth in this
Section 2.7 include (i) the right of East to disclose the Confidential Information included in such Enterprise IP, provided that such disclosure is solely for use and exploitation in connection with Licensed Products and in accordance with the confidentiality obligations set forth in this Agreement, and
(ii) a license under such Enterprise IP to prepare derivative works of, reproduce, distribute, transmit, and otherwise use and exploit such Licensed Products. Notwithstanding the geographical limitation on this license, East may use the Enterprise IP of Qwest in connection with the

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management and operation of Publisher Websites on behalf of both East and West in accordance with the Shared Services and Employees Agreement, but only for so long as East continues to manage and operate such Publisher Websites on behalf of both itself and West.

         2.8 Domain Name License to qwestdex.com. Subject to the terms and conditions of the IP Contribution Agreement and the Professional Services Agreement, which East acknowledges and agrees are enforceable against it directly by the Qwest Entities, Dex Media hereby grants to East the right licensed by Dex Media from the Qwest Entities, solely for and during the Domain Name Lease Term and only for so long as East continues to manage and operate web sites on behalf of both itself and West, to use the "qwestdex.com" domain name for the continued operation of the qwestdex.com World Wide Web site, provided that such World Wide Web site continues to consist principally of providing current and future Ancillary Products and Directory Products.

         2.9 Qwest Licensed Patents. Subject to the terms and conditions of the IP Contribution Agreement, which East acknowledges and agrees are enforceable against it directly by the Qwest Entities, Dex Media hereby grants to East, a nonexclusive, worldwide (with the exception of the West Region) right and license to use and exploit all rights licensed by Dex Media from the Qwest Entities in and to the Licensed Patents solely in connection with the development, preparation, reproduction, sale, marketing, distribution, and other use and exploitation of Voice Portal Directories. The rights and licenses set forth in this Section 2.9 include a license under such Licensed Patents to make, use, offer for sale, sell, import and otherwise exploit such Voice Portal Directories.

3. LICENSES TO WEST

         3.1 West Region Copyrights and West Region Customer Information. Dex Media hereby grants to West an exclusive (subject to the license granted to the Qwest Entities pursuant to the IP Contribution Agreement, and subject to the license granted herein to East in the Co-Used West Region Copyrights and Information), perpetual, irrevocable, non-transferable (except as provided in
Section 7.6), fully paid up, worldwide (with the exception of the East Region) right and license to use, reproduce, distribute, transmit, prepare derivate works of, and otherwise exploit the West Region Copyrights and West Region Customer Information, with the right to sublicense such rights in the ordinary course of business.

         3.2 Co-Used East Region Copyrights and Information. Dex Media hereby grants to West a non-exclusive, perpetual, irrevocable, non-transferable (except as provided in Section 7.6), fully paid up, worldwide (with the exception of the East Region) right and license to use, reproduce, distribute, transmit, prepare derivate works of, and otherwise exploit the Co-Used East Region Copyrights and Information, with the right to sublicense such rights in the ordinary course of business. Notwithstanding the foregoing, West may only disclose Confidential Information included in such Co-Used East Region Copyrights and Information if such disclosure is made in accordance with the confidentiality obligations set forth in this Agreement.

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         3.3      Dex Marks. Dex Media hereby grants to West a non-exclusive, perpetual, irrevocable, non-transferable (except as provided in Section 7.6), fully paid up, worldwide (with the exception of the East Region) right and license to use the Dex Marks in connection with the marketing and provision of goods and services, with the right to sublicense such rights in the ordinary course of business. Neither West nor any of its sublicensees will obtain any right, title or interest in the Dex Marks by virtue of their use of the Dex Marks. Any goodwill that is created through the use of the Dex Marks by West or any of its sublicensees will inure solely to the benefit of Dex Media. All uses of the Dex Marks by West or any of its sublicensees will be: (i) in accordance with Dex Media's then-current trademark usage policies, and (ii) subject to inspection and monitoring by Dex Media to ensure that such uses are in accordance with such policies. At Dex Media's request, West shall promptly make, and shall require its sublicensees to promptly make, any changes with regard to usage of the Dex Marks as Dex Media deems appropriate. Any such changes shall be made by West and any of its sublicensees at their sole expense.

         3.4 Dex Patents. Dex Media hereby grants to West a non-exclusive, irrevocable, perpetual, non-transferable (except as provided in Section 7.6), fully paid up, worldwide (with the exception of the East Region) right and license under the Dex Patents, to make, have made, use, import, export, distribute, offer for sale, sell, and otherwise transfer products, and to otherwise exploit the Dex Patents, with the right to sublicense such rights in the ordinary course of business.

         3.5 Enterprise IP of Dex. Dex Media hereby grants to West a non-exclusive, irrevocable, perpetual, non-transferable (except as provided in Section 7.6), fully paid up, worldwide (with the exception of the East Region) right and license to use and exploit all rights of Dex Media in and to the Enterprise IP of Dex. The rights and licenses set forth in this Section 3.5 include the right of West to disclose the Confidential Information included in such Enterprise IP of Dex, provided that such disclosure is in accordance with the confidentiality obligations set forth in this Agreement.

         3.6 Enterprise IP of Qwest. Subject to the terms and conditions of the IP Contribution Agreement, which West acknowledges and agrees are enforceable against it directly by the Qwest Entities, Dex Media hereby grant to West a nonexclusive, perpetual, royalty-free, worldwide (with the exception of the East Region) right and license to use and exploit all rights licensed by Dex Media from the Qwest Entities in and to the Enterprise IP of the Qwest solely in connection with (a) the Publisher Websites, and (b) the development, preparation, reproduction, sale, marketing and other distribution, and other use and exploitation of Licensed Products. The rights and licenses set forth in this
Section 3.6 include (i) the right of West to disclose the Confidential Information included in such Enterprise IP, provided that such disclosure is solely for use and exploitation in connection with Licensed Products and in accordance with the confidentiality obligations set forth in this Agreement, and
(ii) a license under such Enterprise IP to prepare derivative works of, reproduce, distribute, transmit, and otherwise use and exploit such Licensed Products.

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         3.7      Qwest Licensed Patents. Subject to the terms and conditions of the IP Contribution Agreement, which West acknowledges and agrees are enforceable against it directly by the Qwest Entities, Dex Media hereby grants to West, a nonexclusive, worldwide (with the exception of the East Region) right and license to use and exploit all rights licensed by Dex Media from the Qwest Entities in and to the Licensed Patents solely in connection with the development, preparation, reproduction, sale, marketing, distribution, and other use and exploitation of Voice Portal Directories. The rights and licenses set forth in this Section 3.7 include a license under such Licensed Patents to make, use, offer for sale, sell, import and otherwise exploit such Voice Portal Directories.

4. MAINTENANCE AND ENFORCEMENT

         4.1 Maintenance. Dex Media will be responsible for preparing, filing, prosecuting, and maintaining all applications, registrations, and issuances of the intellectual property licensed to East and West hereunder. In the event that Dex Media fails to do so, either East or West shall have the right, but not the obligation, to prepare, file, prosecute and maintain the same on behalf of Dex Media, but only if such Party is licensed to use such intellectual property hereunder. In either event, to the extent that any such intellectual property is licensed both to East and West, the costs of such preparation, filing, prosecution and maintenance shall be paid by East and West in accordance with the cost allocation formula specified in Section 5.1(c) of the Shared Services and Employees Agreement. In the event that either East or West fails to pay its share of such costs, the other Party may pay such costs and has the right to seek reimbursement from the non-paying Party. To the extent that any such intellectual property is licensed only to East or West, the Party to whom such intellectual property is licensed shall pay all costs relating to such preparation, filing, prosecution and maintenance. The Party preparing, filing, prosecuting or maintaining any such intellectual property may request reasonable assistance from the other Parties in connection with such preparation, filing, prosecution or maintenance.

         4.2 Enforcement. Each Party will as promptly as practicable notify the others in writing upon learning of any infringement of the intellectual property licensed hereunder (the "Infringement Notice"). Dex Media shall have the primary right, but not the obligation, to commence, prosecute and control any action or proceeding with respect to such infringement (the "Enforcement Action") by counsel of its choice. If Dex Media does not either commence such Enforcement Action or persuade the alleged infringer to desist within a period of one hundred twenty (120) days after receiving the applicable Infringement Notice, if any, or otherwise first learning of such infringement, or within such shorter time proscribed by law, any Party licensed hereunder to use the applicable intellectual property shall have the right to commence, prosecute and control any such Enforcement Action by counsel of its choice; provided that such Party shall enter into no settlement, consent judgment or other voluntary final disposition of any Enforcement Action that relates to infringement of intellectual property owned or licensed by other Parties hereunder without the prior written consent of such parties, which consent shall not be unreasonably withheld. The Party commencing any such Enforcement Action (the "Prosecuting Party") may join the other Parties as party plaintiffs in any such Enforcement Action. Such other parties shall give the Prosecuting Party reasonable

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assistance and authority to file and to prosecute such Enforcement Action. If the intellectual property which is the subject of the Enforcement Action is licensed to both East and West hereunder, all costs and expenses (including reasonable attorneys' fees) relating to such Enforcement Action shall be paid by East and West in accordance with the cost allocation formula specified in
Section 5.1(c) of the Shared Services and Employees Agreement. If the intellectual property which is the subject of the Enforcement Action is licensed only to East or West hereunder, all costs and expenses (including reasonable attorneys' fees) relating to such Enforcement Action shall be paid by the Party to whom such intellectual property is licensed. If the intellectual property which is the subject of the Enforcement Action is licensed to both East and West hereunder, any damages or other monetary awards recovered in such Enforcement Action (the "Award") shall be distributed to East and West in accordance with the same allocation formula that is applied to the costs and expenses of such Enforcement Action. If the intellectual property which is the subject of the Enforcement Action is licensed only to East or West hereunder, the entire Award shall be distributed to the Party to whom such intellectual property is licensed.

5. CONFIDENTIALITY

         5.1 Disclosure Limitation. Each party shall use the same care and measures to protect the confidentiality of the Confidential Information as the other party uses for its own confidential or proprietary information or material of a similar nature, but no less than a reasonable degree of care. Each party further agrees not to remove or destroy any proprietary rights or confidentiality legends or markings placed upon any documentation or other materials provided by the other party.

         5.2 Permitted Disclosures. Notwithstanding Section 5.1, the Receiving Party may disclose Confidential Information to the extent that the Receiving Party is required (by the disclosure requirements of any rule, regulation or form of any Governmental Entity or by interrogatories, requests for information or documents of any Governmental Entity in legal proceedings, subpoenas, civil investigative demands, or other similar processes) to disclose such Confidential Information, provided that the Receiving Party shall provide the applicable Disclosing Party with prompt written notice of any such requirement so that the Disclosing Party or its Affiliate may object to production and seek a protective order or other appropriate remedy, and/or waive compliance with the provisions of this Agreement. If the Disclosing Party or its Affiliate objects to production and seeks a protective order or other appropriate remedy, the Receiving Party shall exercise commercially reasonable efforts (and the Disclosing Party or its Affiliate will reimburse the Receiving Party's out-of-pocket costs) to cooperate, including, without limitation, by cooperating with the Disclosing Party or its Affiliate to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such Confidential Information.

         5.3      Confidentiality of Tax Treatment and Structure.

                  5.3.1 Notwithstanding any other provisions contained herein, each Party (and each of their respective counsel, financial advisors, auditors and other authorized

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representatives) may disclose to any and all Persons, without limitations of any kind, the purported or claimed federal income tax treatment of the Transaction or any other transaction contemplated by this Agreement (the "Tax Treatment") and the facts that may be relevant to understanding the purported or claimed Tax Treatment (all such facts herein referred to as the ("Tax Structure")) of the Transaction or any such other transaction and all materials of any kind (including opinions and other tax analyses) that are provided to the Parties relating to such Tax Treatment and Tax Structure; provided, however, that, with respect to any document or similar item that in either case contains information concerning the Tax Treatment and Tax Structure of the Transaction or any such other transaction as well as other information, this sentence will only apply to such portions of the document or similar item that relate to the Tax Treatment and Tax Structure of the Transaction or such other transaction; provided, further, that each Party recognizes that the privilege each has to maintain, in its sole discretion, the confidentiality of a communication relating to the Transaction or any such other transaction, including a confidential communication with its attorney or a confidential communication with a federally authorized tax practitioner under Section 7525 of the Internal Revenue Code, is not intended to be affected by the foregoing.

                  5.3.2 To the extent not inconsistent with the immediately preceding paragraph, no Party may disclose (except as required by law or pursuant to the regulations under Internal Revenue Code sections 6011, 6111 or
6112) to any Person (a) the existence and status of any ongoing negotiations between, or by any of, the Parties concerning a possible transaction; (b) any specific pricing information in connection with the Transaction; (c) any of the specific properties or assets involved in the Transaction (other than generic properties or assets relating to the structure of the Transaction); (d) the identity of any participants in the Transaction; or (e) any other information that any of the Parties acquired in the conduct of their respective due diligence in connection with the Transaction, including information regarding accounting periods and methods, audit settlements and agreements, or similar tax return information filed for periods prior to the Transaction, which information the Parties agree does not constitute Tax Treatment or Tax Structure of the Transaction. For purposes of this Agreement the term "Transaction" means solely the sale by Qwest Dex, Inc., as seller, of all of its limited liability company membership interests of West to Buyer. In addition, nothing in Section 5.3.1 or this Section 5.3.2 is intended to affect the rights and obligations of the parties with respect to Confidential Information set forth in Sections 5.1, 5.2 or 2.6, except to the extent disclosure is required by law or pursuant to the regulations under Internal Revenue Code sections 6011, 6111 or 6112.

6. NO WARRANTY; INDEMNIFICATION; LIMITATION OF LIABILITY.

         6.1 Disclaimer of Warranties. EACH OF EAST AND WEST ACKNOWLEDGES THAT THE LICENSES AND RIGHTS GRANTED TO IT HEREUNDER ARE GRANTED "AS IS." DEX MEDIA HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND

NONINFRINGEMENT, WHETHER RELATED TO THE INTELLECTUAL PROPERTY OR OTHERWISE.

         6.2 Indemnity. East and West each acknowledges and agrees that, except as set forth below, it shall bear all responsibility for, including having all liability arising from and related to, its use of the intellectual property licensed hereunder. East and West each hereby agrees to defend, hold harmless and indemnify the other Parties hereto and their officers, directors, employees and agents from and against any losses, claims, suits, damages, costs and expenses (including reasonable attorneys' fees), and other liabilities arising from or related to the rights granted under this Agreement. East shall have no such indemnification obligations for such losses, claims, suits, damages, costs and expenses (including attorneys' fees) and other liabilities to the extent they arise from claims based on use of the intellectual property licensed hereunder by West, and West shall have no such indemnification obligations for such losses, claims, suits, damages, costs and expenses (including attorneys' fees) and other liabilities to the extent they arise from claims based on use of the intellectual property licensed hereunder by East.

         6.3 Consequential Damages. Except with respect to a Party's fraud or willful misconduct, and except with respect to damages sought by a third party in connection with a third party claim, none of the Parties, or their Affiliates, will be liable to the other Parties, or their Affiliates, for any damages other than direct damages. Each Party agrees that it is not entitled to recover and agrees to waive any claim with respect to, and will not seek, consequential, punitive or any other special damages as to any matter under, relating to or arising out of the transactions contemplated by this Agreement, except with respect to such claims and damages arising directly out of a Party's fraud or willful misconduct, or with respect to damages sought by third parties in connection with third party claims.

7. MISCELLANEOUS

         7.1 No Agency. Nothing in this Agreement shall be deemed to create or constitute a partnership, agency, representative, affiliate, or other relationship (other than the relationship of licensor and licensee, and other than as expressly set forth in Section 4) between the Parties or constitute any Party as the partner, agent, representative, or affiliate of any other Party for any purpose.

         7.2 Governing Laws; Compliance with Law. This Agreement and the legal relations between the parties will be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and performed in such State and without regard to conflicts of law doctrines unless certain matters are preempted by federal law. The parties agree to comply with all material federal, state and local laws, rules, regulations, and orders of every kind whatsoever that are applicable to them.

         7.3 Schedules and Exhibits; Integration. Each Schedule and Exhibit delivered pursuant to the terms of this Agreement must be in writing and will constitute a part of this Agreement, although schedules need not be attached to each copy of this Agreement. This Agreement, together with such Schedules and Exhibits constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the Parties in connection therewith

         7.4 Amendments; Waivers. Except as expressly provided herein, this Agreement and any attached Exhibit may be amended only by agreement in writing of the Parties affected. No waiver of any provision nor consent to any exception to the terms of this Agreement or any agreement contemplated hereby will be effective unless in writing and signed by all of the parties affected and then only to the specific purpose, extent and instance so provided. No failure on the part of a Party to exercise or delay in exercising any right hereunder will be deemed a waiver thereof, nor will any single or partial exercise preclude any further or other exercise of such or any other right.

         7.5 Further Assurances. Each Party will take such actions as any other Party may reasonably request or as may be necessary or appropriate to consummate or implement the transactions contemplated by this Agreement or to evidence such events or matters.

         7.6 Assignment. Neither East nor West shall (and shall have no right to) assign, pledge, grant a security interest in or otherwise encumber, or otherwise transfer this Agreement or any of its rights or obligations hereunder, whether voluntarily, involuntarily, by operation of law or otherwise, except that East and West each may assign, encumber, or otherwise transfer this Agreement, together with all of its or their rights and obligations hereunder, without such consent in connection with a merger, reorganization, reincorporation into another state, or sale of all, or substantially all, of its or their business and assets relating to this Agreement, if such assignee agrees to be bound by all of the terms and conditions of this Agreement to the same extent as East or West, as applicable. Notwithstanding anything in this Agreement to the contrary, (i) East may assign and pledge to the East Collateral Agent, for the ratable benefit of the East Secured Parties, and grant to the East Collateral Agent, for the ratable benefit of the East Secured Parties, a security interest in the licenses granted to it under this Agreement pursuant to the East Guarantee and Collateral Agreement and (ii) West may assign and pledge to the West Collateral Agent, for the ratable benefit of the West Secured Parties, and grant to the West Collateral Agreement, for the ratable benefit of the West Secured Parties, a security interest in the licenses granted to it under this Agreement pursuant to the West Guarantee and Collateral Agreement. Any purported assignment, sale, delegation or other transfer in violation of this Section 7.6 shall be null and void. Dex Media may assign this Agreement and its rights and obligations hereunder, in whole or in part, provided that any rights or obligations in respect of any particular intellectual property or other assets licensed hereunder may only be assigned to an entity to which that intellectual property or other assets are assigned, and provided further that the assignee is subject to all of the terms and conditions of this Agreement to the same extent as Dex Media.

         7.7 Successors and Assigns; No Third Party Beneficiaries. Subject to Section 7.6, this Agreement is binding upon and will inure to the benefit of each Party and its successors or assigns. With the exception of the rights of the Qwest Entities expressly provided for in Sections 2.7, 2.8, 2.9, 3.6 and 3.7, nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

         7.8 Headings. The descriptive headings of the Sections and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.

         7.9 Alternative Dispute Resolution. Any dispute, controversy or claim arising under or related to this Agreement, regardless of the legal theory upon which it is based, will be settled by final, binding arbitration pursuant to the Federal Arbitration Act, 9 U.S.C. Section 1 et seq., in accordance with the American Arbitration Association Commercial Arbitration Rules. Nothing herein will, however, prohibit a Party from seeking temporary or preliminary injunctive relief in a court of competent jurisdiction. In any arbitration, the number of arbitrators will be three. If all three Parties to this Agreement are parties to the arbitration, each of the three Parties shall have the right to appoint one arbitrator. If only two Parties to this Agreement are parties to the arbitration, each of the Parties shall have the right to appoint one arbitrator, who will together appoint a third neutral arbitrator within thirty (30) days after the appointment of the last party-designated arbitrator. All arbitration proceedings will take place in Denver, Colorado. The arbitrators will be entitled to award monetary and equitable relief, including specific performance and other injunctive relief; provided, however, that only damages allowed pursuant to this Agreement may be awarded. Except as otherwise expressly provided in this Section 7.9, each Party will bear the expenses of its own counsel and will jointly bear the expenses of the arbitrators. The arbitrators will allocate the remaining costs of the arbitration proceeding. The Parties agree that the arbitrators will include, as an item of damages, the costs of arbitration, including reasonable legal fees and expenses, incurred by the prevailing party if the arbitrators determine that either (a) the non-prevailing party did not act in good faith when disputing its liability hereunder to the prevailing party or when initiating a claim against the prevailing party; or (b) the prevailing party has had to resort to arbitration with respect to a substantially similar claim more than twice in any thirty-six (36) month period. Should it become necessary to resort or respond to court proceedings to enforce a Party's compliance with this Section 7.9, such proceedings will be brought only in the federal or state courts located in the State of Colorado, which will have exclusive jurisdiction to resolve any disputes with respect to this Agreement, with each Party irrevocably consenting to the jurisdiction thereof. If the court directs or otherwise requires compliance herewith, then all costs and expenses, including reasonable attorneys' fees incurred by the Party requesting such compliance, will be reimbursed by the non-complying Party to the requesting Party.

         7.10 Remedies Not Exclusive. Any rights or remedies conferred by this Agreement upon any of the Parties shall be in addition to and without prejudice to all other rights and remedies available to the parties, whether arising under applicable law or any other document or agreement executed by the parties.

         7.11 Reliance. Each of the parties acknowledges that it is not relying on any statements, warranties or representations given or made by any of them in relation to the subject matter hereof, and that it shall have no rights or remedies with respect to such subject matter other than under this Agreement.

         7.12 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (a) immediately when personally delivered, (b) when received by first class mail, return receipt requested, (c) one day after being sent by Federal Express or other overnight delivery service, or (d) when receipt is acknowledged, either electronically or otherwise, if sent by facsimile, telecopy or other electronic transmission device. Notices, demands and communications to the other Parties will, unless another address is specified by such Parties hereafter in writing, be sent to the addresses indicated below:

         If to Dex Media, Inc., then to:

         Dex Media, Inc.
         198 Inverness Drive West, Eighth Floor
         Englewood, Colorado 80112
         Attention: General Counsel
         Fax: (303) 784-1915

         If to Dex Media East LLC, then to:

         Dex Media East LLC
         198 Inverness Drive West, Eighth Floor
         Englewood, Colorado 80112
         Attention: General Counsel
         Fax: (303) 784-1915

         If to Dex Media West LLC, then to:

         Dex Media West LLC
         198 Inverness Drive West, Eight Floor
         Englewood, CO 80112
         Attention: General Counsel
         Fax: (303) 784-1915

         7.13 Expenses. Except as otherwise provided in this Agreement, each Party shall each be responsible for its respective expenses incurred in the course of exercise of its rights and performance of its obligations under this Agreement.

         7.14 Severability. If any provision of this Agreement is held to be unenforceable for any reason, it will be adjusted rather than voided, if possible, to achieve the intent of the Parties. All other provisions of this Agreement will be deemed valid and enforceable to the extent possible.

         7.15 Counterparts. This Agreement and any amendment hereto or any other agreement delivered pursuant hereto may be executed in one or more counterparts and by different Parties in separate counterparts. All counterparts will constitute one and the same agreement and will become effective when one or more counterparts have been signed by each Party and delivered to the other Parties.

         IN WITNESS WHEREOF, each of the undersigned represents and warrants that he or she is duly authorized to sign this Agreement on behalf of the Party that he or she represents. Each Party has read, understands and agrees to the terms and conditions of this Agreement, and the Parties hereto have executed this Agreement as of the Effective Date.

                                    DEX MEDIA, INC.

                                    By:     /s/ George Burnett
                                        ---------------------------------------
                                    Name:  George Burnett
                                    Title: CEO and President

                                    DEX MEDIA EAST LLC

                                    By:     /s/ George Burnett
                                        ---------------------------------------
                                    Name:  George Burnett
                                    Title: CEO and President

                                    DEX MEDIA WEST LLC

                                    By:     /s/ George Burnett
                                        ---------------------------------------
                                    Name:  George Burnett
                                    Title: CEO and President

                                    EXHIBIT A
                                DEX DOMAIN NAMES

ASKMRDEX.COM
DENVERDEX.COM
DEX.BIZ
DEXDIRECTORY.COM
DEXDIRECTORY.NET
DEXDIRECTORY.ORG
DEXINTERNET.COM
DEXYELLOWPAGES.COM
DEXYELLOWPAGES.NET
DEXYELLOWPAGES.ORG
DEXWEBONLINE.COM
DIRECTORYSOURCE.COM
FINDDEX.COM
LISTPEOPLE.COM
MYDENVERDEX.COM
THELISTPEOPLE.COM
YELLOWPAGEWEBBUILDER.COM
YOURDIRECTORYEXPERT.ORG
DEXLIST.COM
ADVERTISEWITHDEX.COM
YOURDIRECTORYEXPERT.COM
YOURDIRECTORYEXPERT.NET
THEDIRECTORYSOURCE.COM
REQUESTMATCHNOW.COM
MYBUSINESSPARTNERS.BIZ
RECCOMENDATION.BIZ
DALLASSELECT.COM
CHICAGOSELECT.COM
THELISTCHICAGO.COM
THELISTDALLAS.COM
CHICAGOLIST.COM
MYINSIDER.NET

                                    EXHIBIT B
                                    DEX MARKS

                                        APP NO/           REG NO/        INTERNATIONAL
       MARK             COUNTRY       FILING DATE        REG DATE            CLASS              STATUS
--------------------------------------------------------------------------------------------------------
 AWARENESS BUILDER        US           75/724826          2374066              35             REGISTERED
      PACKAGE                            6/8/99           8/1/00
--------------------------------------------------------------------------------------------------------
 AWARENESS BUILDER        US           75/723862          2499445              42             REGISTERED
      PACKAGE                            6/8/99          10/23/01
--------------------------------------------------------------------------------------------------------
    BUILD YOUR            US           75/666063          2345168              35             REGISTERED
BUSINESS EVERY DAY                      3/23/99           4/25/00
--------------------------------------------------------------------------------------------------------
  CHICAGO INSIDER         US           78/178747                               16               PENDING
                                       10/26/02
--------------------------------------------------------------------------------------------------------
  CHICAGO INSIDER         US           78/178749                               35               PENDING
                                       10/26/02
--------------------------------------------------------------------------------------------------------
 COMPLETE COVERAGE        US           75/723927          2407465              35             REGISTERED
      PACKAGE                            6/8/99          11/21/00
--------------------------------------------------------------------------------------------------------
 COMPLETE COVERAGE        US           75/724793          2476801              42             REGISTERED
      PACKAGE                            6/8/99           8/7/01
--------------------------------------------------------------------------------------------------------
  DALLAS INSIDER          US           78/178744                               16               PENDING
                                       10/26/02
--------------------------------------------------------------------------------------------------------
  DALLAS INSIDER          US           78/178745                               35               PENDING
                                       10/26/02
--------------------------------------------------------------------------------------------------------
   DESIGN (HAND           US           75/931123          2429906              16             REGISTERED
 W/POINTER FINGER)                      2/29/00           2/20/01
--------------------------------------------------------------------------------------------------------
DESIGN ONLY (phone)       US           75/733449          2333252              35             REGISTERED
                                        6/15/99           3/21/00
--------------------------------------------------------------------------------------------------------
    DESIGN ONLY           US           75/728631          2333185              42             REGISTERED
      (phone)                           6/15/99           3/21/00
--------------------------------------------------------------------------------------------------------
        DEX               US           76/292825          2561784              16             REGISTERED
                                        7/31/01           4/16/02
--------------------------------------------------------------------------------------------------------
        DEX               CTM          002511350                           16, 35, 38           PENDING
                                        12/21/01
--------------------------------------------------------------------------------------------------------
        DEX               MX             523385           738685               16             REGISTERED
                                        12/13/01         03/20/02
--------------------------------------------------------------------------------------------------------
        DEX               CA            1124800                                N/A              PENDING
                                        12/11/01
--------------------------------------------------------------------------------------------------------
EASY START PACKAGES       US           75/724182          2381083              35             REGISTERED
                                         6/8/99           8/29/00
--------------------------------------------------------------------------------------------------------
EASY START PACKAGES       US           75/723928          2408080              42             REGISTERED
                                        6/8/99           11/28/00
--------------------------------------------------------------------------------------------------------
 EASY START THREE         US           75/724988          2467037              42             REGISTERED
                                        6/9/99            7/10/01
--------------------------------------------------------------------------------------------------------
 EASY START THREE         US           75/724980          2382852              35             REGISTERED
                                        6/9/99            9/5/00
--------------------------------------------------------------------------------------------------------
  EASY START TWO          US           75/724986          2379194              35             REGISTERED
                                        6/9/99            8/22/00
--------------------------------------------------------------------------------------------------------
  EASY START TWO          US           75/722521          2412017              42             REGISTERED
                                        6/9/99           12/12/00
--------------------------------------------------------------------------------------------------------
 EXPANDED COVERAGE        US           75/724184          2489558              35             REGISTERED
                                        6/8/99            9/11/01
--------------------------------------------------------------------------------------------------------
 EXPANDED COVERAGE        US           75/724221          2382851              35             REGISTERED
       PLUS                              6/8/99           9/5/00
--------------------------------------------------------------------------------------------------------

                                        APP NO/           REG NO/        INTERNATIONAL
       MARK             COUNTRY       FILING DATE        REG DATE            CLASS              STATUS
--------------------------------------------------------------------------------------------------------
    FAST FACTS            US           76/367498                               35               PENDING
                                         2/6/02
--------------------------------------------------------------------------------------------------------
   FULL COVERAGE          US           75/724794          2371864              42             REGISTERED
      PACKAGE                            6/8/99           7/25/00
--------------------------------------------------------------------------------------------------------
   FULL COVERAGE          US           75/724827          2371865              35             REGISTERED
      PACKAGE                            6/8/99           7/25/00
--------------------------------------------------------------------------------------------------------
FULL COVERAGE PLUS        US           75/723545          2382848              35             REGISTERED
                                        6/8/99             9/5/00
--------------------------------------------------------------------------------------------------------
FULL COVERAGE PLUS        US           75/724181          2397394            38, 42           REGISTERED
                                        6/8/99           10/24/00
--------------------------------------------------------------------------------------------------------
 INTERNET POINTER         US           75/919994          2421393              35             REGISTERED
    AND DESIGN                          2/15/00           1/16/01
--------------------------------------------------------------------------------------------------------
    MY BUSINESS           US           78/110068                               38               PENDING
     PARTNERS                           2/20/02
--------------------------------------------------------------------------------------------------------
    MY BUSINESS           US           78/117621                               35               PENDING
     PARTNERS                           3/26/02
--------------------------------------------------------------------------------------------------------
    NET TRAFFIC           US           75/723973          2371862              35             REGISTERED
  BUILDER PACKAGE                        6/8/99           7/25/00                           (SUPPLEMENTAL)
--------------------------------------------------------------------------------------------------------
 ONE-STEP SOLUTION        US           75/722520          2329873              35             REGISTERED
                                        6/9/99            3/14/00
--------------------------------------------------------------------------------------------------------
     ON-THE-GO            US           75/862451          2475207              35             REGISTERED
                                        12/2/99            8/7/01
--------------------------------------------------------------------------------------------------------
     ON-THE-GO            US           75/862906          2400121              16             REGISTERED
                                        12/2/99          10/31/00
--------------------------------------------------------------------------------------------------------
  REPEAT/REFERRAL
 BUSINESS BUILDER         US           75/723627          2371861              35             REGISTERED
      PACKAGE                            6/8/99           7/25/00
--------------------------------------------------------------------------------------------------------
  REPEAT/REFERRAL
 BUSINESS BUILDER         US           75/724220          2371863              42             REGISTERED
      PACKAGE                            6/8/99           7/25/00
--------------------------------------------------------------------------------------------------------
   THE ORIGINAL           US           76/022430                               35              SUSPENDED
   SEARCH ENGINE                         4/7/00                                                 9/7/01
--------------------------------------------------------------------------------------------------------
UP AND TO THE RIGHT       US           75/487637          2352608              16             REGISTERED
                                        5/19/98           5/23/00
--------------------------------------------------------------------------------------------------------
   UP AND TO THE          US           75/869090          2400180              16             REGISTERED
 RIGHT AND DESIGN                       12/10/99         10/31/00
--------------------------------------------------------------------------------------------------------
   DENVER TASTE      United States      75862103          2467302              42             REGISTERED
                                        12/1/99           7/10/01
--------------------------------------------------------------------------------------------------------
   DENVER TASTE      United States      75862905          2493963              42             REGISTERED
    (STYLIZED)                          12/2/99           10/2/01
--------------------------------------------------------------------------------------------------------
    GOLD GUIDE        Switzerland      172319914           389062              16             REGISTERED
                                        3/15/91          01/15/92
--------------------------------------------------------------------------------------------------------
    GOLD PAGES        Switzerland      172419916           389063              16             REGISTERED
                                        3/15/91          01/15/92
--------------------------------------------------------------------------------------------------------

                                        APP NO/           REG NO/        INTERNATIONAL
       MARK             COUNTRY       FILING DATE        REG DATE            CLASS              STATUS
--------------------------------------------------------------------------------------------------------
HOW TO TURN YELLOW   United States      73556950          1392592            35, 41           REGISTERED
     INTO GOLD                           9/5/85           5/6/86
--------------------------------------------------------------------------------------------------------
  IT'S WHAT TO DO
 WHEN YOU FINISH A   United States      74534562          1890221              40             REGISTERED
     GOOD BOOK                           6/7/94           4/18/95
--------------------------------------------------------------------------------------------------------
   SD AND DESIGN     United States      73553077          1413589              35             REGISTERED
                                        8/12/85          10/14/86
--------------------------------------------------------------------------------------------------------
     SD SENIOR
   DISCOUNTS AND     United States      73553079          1413590              35             REGISTERED
      DESIGN                            8/12/85          10/14/86
--------------------------------------------------------------------------------------------------------
     TELERIDE        United States      73507201          1335875              35             REGISTERED
                                        11/5/84           5/14/85
--------------------------------------------------------------------------------------------------------
   THE DIRECTORY     United States      74149099          1802892              35             REGISTERED
      SOURCE                            3/11/91           11/2/93
--------------------------------------------------------------------------------------------------------
 THE ONE THAT GETS   United States      73751048          1534735              41             REGISTERED
       USED                             9/12/88           4/11/89
--------------------------------------------------------------------------------------------------------
  WALKING FINGERS     Switzerland      17271991.1         389149               16             REGISTERED
    AND DESIGN                          3/15/91          01/15/92
--------------------------------------------------------------------------------------------------------
   YELLOW GUIDE       Switzerland      17251991.8         389064               16             REGISTERED
                                        3/15/91          01/15/92
--------------------------------------------------------------------------------------------------------
   YELLOW PAGES       Switzerland      17261991.0         389065               16             REGISTERED
                                        3/15/91          01/15/92
--------------------------------------------------------------------------------------------------------
    GOLD GUIDE         Lithuania         RL7853            9930              16, 41           REGISTERED
                                        5/20/93
--------------------------------------------------------------------------------------------------------
    GOLD PAGES         Lithuania         RL7854            9931              16, 41           REGISTERED
                                        5/20/93
--------------------------------------------------------------------------------------------------------
 THE MEXICO EXPORT      Mexico           222914           490690               16             REGISTERED
       PAGES                            1/27/95           5/2/95
--------------------------------------------------------------------------------------------------------
 THE MEXICO EXPORT      Mexico           222916           490692               35             REGISTERED
       PAGES                            1/27/95           5/22/95
--------------------------------------------------------------------------------------------------------
 THE NAFTA EXPORT       Mexico           222915           490691               35             REGISTERED
       PAGES                            1/27/95           5/2/95
--------------------------------------------------------------------------------------------------------
 THE NAFTA EXPORT       Mexico           222917           490693               16             REGISTERED
       PAGES                            1/27/95           5/2/95
--------------------------------------------------------------------------------------------------------
  WALKING FINGERS      Lithuania         RL7856            22884             16, 41           REGISTERED
    AND DESIGN                          5/20/93          05/28/96
--------------------------------------------------------------------------------------------------------
   YELLOW GUIDE        Lithuania         RL7855            9932              16, 41           REGISTERED
                                        5/20/93
--------------------------------------------------------------------------------------------------------
   YELLOW PAGES        Lithuania         ZP8470            24580             16, 41           REGISTERED
                                         6/3/93
--------------------------------------------------------------------------------------------------------

                                   EXHIBIT C
                                  DEX PATENTS

COUNTRY        APPL. NO.    FILING DATE     PATENT NO.     ISSUE DATE              TITLE
---------------------------------------------------------------------------------------------------
  US         08/699,261      8/19/1996    [pending            ---           System and Method for
                                          application]                      Annotating Electronic
                                                                            Documents
---------------------------------------------------------------------------------------------------
  US          08/998,309     12/24/1997   [pending            ---           Method for Automated
                                          application]                      Sales Support
                                                                            Processing With
                                                                            Internet Input
---------------------------------------------------------------------------------------------------
  US          09/000,827     12/30/1997      5,991,770     11/23/1999       Method for
                                                                            Automatically
                                                                            Generating Internet
                                                                            Ready GIFs From
                                                                            Selected Data File
---------------------------------------------------------------------------------------------------
  US          09/471,836     12/23/1999   [pending            ---           System and Method for
                                          application]                      Demonstration of
                                                                            Dynamic Web Sites With
                                                                            Integrated Database
                                                                            Without Connecting to
                                                                            a Network
---------------------------------------------------------------------------------------------------
  US         09/476,597      12/31/1999   6,496,838        12/17/2002       Database Reconciliation
                                                                            Method and System
---------------------------------------------------------------------------------------------------
  US            075083        8/1/1997    D 399,246        10/6/1998        The Ornamental Design
                                                                            for a Font of Type
---------------------------------------------------------------------------------------------------

                                   EXHIBIT D
                             QWEST LICENSED PATENTS

                        Title                           Serial Number      Filing Date     Patent Number      Issue Date
------------------------------------------------------------------------------------------------------------------------
Method And System For Automatically Generating New        08/584,649        01/09/96         5,737,725         04/07/98
Voice Files Corresponding To New Text From A Script
------------------------------------------------------------------------------------------------------------------------
A System And Method For Producing Voice Files For An      08/587,125        01/09/96         5,758,323         05/26/98
Automated Concatenated Voice System
------------------------------------------------------------------------------------------------------------------------
Method For Converting A Text Classified Ad To A           08/584,414        01/09/96         5,832,432         11/03/98
Natural Sounding Audio Ad
------------------------------------------------------------------------------------------------------------------------
Concatenation of encoded audio files                      09/597,873        06/20/00            N/A             Pending
------------------------------------------------------------------------------------------------------------------------
System And Method For Converting Text-To-Voice            09/818,172        03/27/01            N/A             Pending
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System And Method For Converting Text-To-Voice            09/818,207        03/27/01            N/A             Pending
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System And Method For Converting Text-To-Voice            09/818,208        03/27/01            N/A             Pending
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System And Method For Converting Text-To-Voice            09/818,331        03/27/01            N/A             Pending
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System And Method For Converting Text-To-Voice            09/818,968        03/27/01            N/A             Pending
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Method And Apparatus For Recording Prosody For Fully      09/872,680        06/01/01            N/A             Pending
Concatenated Speech
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Systems And Method Of Concatenating Electronically        10/120,476        04/10/02            N/A             Pending
Encoded Voice
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